UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	9/30/12

Item 1: Schedule of Investments

Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited)

September 30, 2012

No. of
Shares	Description	Value
EQUITY SECURITIES-101.9%
AIRLINES-4.1%
230,500	Latam Airlines Group S.A.	$5,855,434

BEVERAGES-16.0%
519,283	Cia Cervecerías Unidas S.A.	7,392,681
1,263,524	Coca-Cola Embonor S.A., PNA(a)	2,597,103
1,396,000	Embotelladora Andina S.A., PNA	6,533,404
2,992,000	Viña Concha y Toro S.A.	6,269,670
		22,792,858

CHEMICALS-10.7%
119,650	Sociedad Quimica y Minera de Chile S.A., Class B, ADR	7,375,226
125,500	Sociedad Química y Minera de Chile S.A., PNB	7,746,685
		15,121,911

COMMERCIAL BANKS-16.8%
46,137,781	Banco de Chile	6,448,687
51,450	Banco de Crédito e Inversiones	3,252,842
198,886,987	Banco Santander Chile	14,029,216
		23,730,745

ELECTRIC UTILITIES-7.7%
33,200,000	Enersis S.A.	10,848,530

INDUSTRIAL CONGLOMERATES-11.4%
1,091,889	Empresas COPEC S.A.	16,113,045

IT SERVICES-4.4%
2,078,000	Sonda S.A.	6,242,542

MULTILINE RETAIL-11.4%
1,604,083	S.A.C.I. Falabella	16,164,260

PAPER & FOREST PRODUCTS-10.1%
3,683,130	Empresas CMPC S.A.	14,372,243

REAL ESTATE MANAGEMENT & DEVELOPMENT-4.7%
3,201,000	Parque Arauco S.A.	6,592,974

WATER UTILITIES-1.9%
1,442,500	Inversiones Aguas Metropolitanas S.A.	2,645,369

WIRELESS TELECOMMUNICATION SERVICES-2.7%
184,000	ENTEL Chile S.A.	3,835,935
	Total Equity Securities (cost $67,404,790)	144,315,846

Principal
Amount
(000’s)
SHORT-TERM INVESTMENT-0.1%
GRAND CAYMAN-0.1%
$142	Bank of New York, overnight deposit, 0.03%, 10/01/12 (cost $142,000)	142,000
	Total Investments-102.0% (cost $67,546,790)	144,457,846
	Liabilities in Excess of Cash and Other Assets-(2.0)%	(2,767,276)
	Net Assets-100.0%	$141,690,570

(a)        Illiquid Security.

ADR American Depositary Receipts.

PNA Preferred Shares, Class A.

PNB Preferred Shares, Class B.

Aberdeen Chile Fund, Inc.

Notes to Portfolio of Investments (unaudited)

September 30, 2012

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company. Securities using this pricing methodology are categorized as Level 1 investments for purposes of ASU 820.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, Depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. Securities using this valuation factor are categorized as Level 2 investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment manager or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the period ended September 30, 2012, there have been no changes to the valuation procedures approved by the Board.

The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the underlying or investee companies such as publicly traded prices, financial statements, capital statements).

Aberdeen Chile Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

September 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

				Balance as of
Investments, at value	Level 1	Level 2	Level 3	09/30/2012
Airlines	$5,855,434	$—	$—	$5,855,434
Beverages	22,792,858	—	—	22,792,858
Chemicals	15,121,911	—	—	15,121,911
Commercial Banks	23,730,745	—	—	23,730,745
Electric Utilities	10,848,530	—	—	10,848,530
Industrial Conglomerates	16,113,045	—	—	16,113,045
IT Services	6,242,542	—	—	6,242,542
Multiline Retail	16,164,260	—	—	16,164,260
Paper & Forest Products	14,372,243	—	—	14,372,243
Real Estate Management & Development	6,592,974	—	—	6,592,974
Water Utilities	2,645,369	—	—	2,645,369
Wireless Telecommunication Services	3,835,935	—	—	3,835,935
Short-Term Investments	—	142,000	—	142,000
Total	$144,315,846	$142,000	$—	$144,457,846

Amounts listed as “-” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended September 30, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)                                   market value of investment securities, other assets and liabilities at the rate of exchange at Valuation Time; and

(II)                              purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Aberdeen Chile Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

September 30, 2012

(e)     Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f)      Federal Income Tax Cost:

At September 30, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $67,546,790, $77,230,352, $(319,296) and $76,911,056, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2: Controls and Procedures

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Chile Fund, Inc.

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Chile Fund, Inc.

Date: November 26, 2012

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Chile Fund, Inc.

Date: November 26, 2012